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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 13, 2000


                        Commission File Number 000 26039


                                   eSAT, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                                      95-0344604
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)

     10 Universal City Plaza, Suite 1130, Universal City, California 91608
          (Address of principal executive offices, including zip code)


                                 (818) 464-2670
              (Registrant's telephone number, including area code)


     16520 Harbor Boulevard, Building G, Fountain Valley, California 92708
         (Former name or former address, if changed since last report)


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ITEM 5: OTHER EVENTS

        Effective September 13, 2000, Michael C., Palmer is no longer serving as President, Chief Executive Officer and Secretary of the company. Chester L. Noblett, Jr., the current chairman of the board, will be acting CEO, pending a search for a new CEO. Mark S. Basile, the company's Chief Financial Officer, has been elected Secretary of the Company. On September 15, 2000, David Pennells was elected to the Board of Directors by the Board to fill a vacancy. Mr. Pennells is a Senior Vice President of the Company and a co-founder of the company's PacificNet Technologies, Inc. and InterWireless, Inc., subsidiaries.


                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 21, 2000             eSat, Inc.

                                       By     /s/ Mark S. Basile
                                          ------------------------------------
                                          Name:  Mark S. Basile
                                          Title: Chief Financial officer